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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 19, 2003

                           EDGE PETROLEUM CORPORATION
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             (Exact name of registrant as specified in its charter)

          DELAWARE                    000-22149                  76-0511037
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)                 File No.)             Identification No.)

                   1301 Travis, Suite 2000, Houston, TX 77002
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (713) 654-8960
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         (Former name or former address, if changed since last report.)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

         The following exhibits are filed herewith:

         99.1 Edge Petroleum Corporation slide presentation

ITEM 9. REGULATION FD DISCLOSURE.

     On September 19, 2003, Edge Petroleum Corporation ("Edge") will make a presentation to Johnson Rice & Co. A copy of the slide presentation that Edge expects will be presented to Johnson Rice & Co. is attached to this report as
Exhibit 99.1. A copy of the slide presentation will also be available on Edge's website.

     The slide presentation is being furnished, not filed, pursuant to Regulation FD. Accordingly, the slide presentation will not be incorporated by reference into any registration statement filed by Edge under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the slide presentation is not intended to, and does not, constitute a determination or admission by Edge that the information in the slide presentation is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Edge or any of its affiliates.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Edge Petroleum Corporation

September 18, 2003                          By: /s/ Michael G. Long
                                                -------------------------------
                                                     Michael G. Long
                                                 Senior Vice President and Chief
                                                Financial and Accounting Officer
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                                 EXHIBIT INDEX


         Exhibit
         Number                  Exhibit Description
       -----------             ------------------------

       99.1                     Edge Petroleum Corporation slide presentation